Exhibit 10.11

AMENDMENT TO CONVERTIBLE LOAN AGREEMENT

This Amendment (this “Amendment”) to that certain Convertible Loan Agreement is entered into on March 29, 2020 by and between Gauzy Ltd., a company incorporated and existing under the laws of the State of Israel having its principal offices at the 14 Hatchiya St., Tel-Aviv, Israel 6816914 (the “Company”), Blue-Red Capital Fund LP, a limited liability partnership registered in the Cayman Islands (“Blue-Red), Ibex Israel Fund LLLP, a limited liability partnership registered in the State of Delaware (“Ibex”) and Avery Dennison Israel Ltd., a company incorporated under the laws of the State of Israel (“AD” and together with Ibex, each an “Additional Lender” and collectively the “Additional Lenders”).

Each of the Company and the Lenders may be referred to herein as a “Party”, and collectively, the “Parties”.

WHEREAS, the Company and Blue-Red entered into the certain Convertible Loan Agreement, dated January 29, 2020 (the “CLA”), pursuant to which Blue-Red provided the Company with a convertible loan in an amount of US$2,000,000 (the “Initial Loan Amount”);

WHEREAS, the Additional Lenders wish to provide the Company with additional funds by way of a convertible loan pursuant, and by way of amend, to the terms of the CLA in an aggregate amount of US$ 600,000 (the “Additional Loan Amount”);

WHEREAS, Blue-Red and the Company have agreed to amend the CLA for the purpose of receiving the Additional Loan Amount from the Additional Lenders;

NOW, THEREFORE, the Parties hereby agree as follows;

1.	Each of the Additional Lenders shall provide the Company up to such amount as set forth across from their names in Exhibit I hereto (under the column entitled, “Additional Loan Amount” - each an “Additional Lender Loan Amount”). Each Additional Lender shall provide their Additional Lender Loan Amount in tranches based on draw-down request from the Company, pursuant to Section 2 below, in an amount equal to their pro-rata portion of the draw-down, based on their portion of the Additional Loan Amount as set forth across from their names in Exhibit I hereto (under the column entitled, “Pro-Rata Portion” - the “Pro-Rata Portion”).

2.	Draw-downs of the Additional Loan Amount shall be made upon a written notice by the Company to the Additional Lenders, and each Additional Lender shall provided the Company with their Pro-Rata Portion of such draw-down within two (2) Business Days of such written request to the bank account of the Company as set forth Section 2.3 of the CLA.

3.	In connection with providing the Additional Loan Amount, each Additional Lender shall receive a warrant, as attached hereto as Exhibit II, in an amount equal to ten percent (10%) of such Additional Lender’s portion of the Additional Loan Amount.

4.	Notwithstanding Section 4 of the CLA, the Additional Loan Amount shall only be added to, and secured by, the Pledge upon:

a.	the approval of the Existing Lender, including the signing of any undertaking to the Existing Lender by the Additional Lenders as may be (and to the extent) required by the Existing Lender; and

b.	the earlier of: (i) the registration of the second ranking pledge in favor of Scintilla Fund L.P.; and (ii) the termination of the facility provided by Scintilla Fund L.P.

5.	Reference in the CLA, excluding sections 2.1 and 3 of the CLA, to the “Lender” shall be amended, mutatis mutandis, to the “Lenders” and shall mean Blue-Red and the Additional Lenders.

6.	Subject to Section 3 above, reference in the CLA, excluding sections 2.1 and 3 of the CLA, to the “Loan Amount” shall be amended to refer to the Initial Loan Amount and the Additional Loan Amount.

7.	Unless otherwise expressly stated, capitalized terms used herein shall have the meanings assigned thereto in the CLA.

8.	This Amendment forms an integral part of the CLA.

9.	All of the terms and conditions of the CLA shall remain in full force and effect, except as expressly amended by this Amendment.

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IN WITNESS WHEREOF, the parties have signed this Amendment as of the date first written above:

Gauzy Ltd.		Blue-Red Capital Fund LP.

By:	/s/ Eyal Peso	By:	/s/ Yishai Klein
Name:	Eyal Peso	Name:	Yishai Klein
Title:	CEO	Title:	Managing Partner

Ibex Israel Fund LLLP		Avery Dennison Israel Ltd.

By:	/s/ Brian T. Abrams	By:	/s/ Danny Allouche
Name:	Brian T. Abrams	Name:	Danny Allouche
Title:	President	Title:	VP Strategy and corp dev

[Gauzy –Amendment to Convertible Loan Agreement – March 2020]

EXHIBIT I

LENDERS ADDITIONAL LOAN AMOUNT

Ibex Israel Fund LLLP	US$	400,000	67%
Avery Dennison Israel Ltd.	US$	200,000	33%
TOTAL	US$	600,000	100%

EXHIBIT II

WARRANT